UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 18, 2005

__________________________

PC MALL, INC.

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25790	95-4518700
(State or other jurisdiction of incorporation or organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

2555 West 190th Street, Suite 201

Torrance, California 90504

(Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition

On February 18, 2005, PC Mall, Inc..com, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2004.  A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated February 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2005	PC MALL, INC.

	By:	/s/Ted Sanders Ted Sanders Chief Executive Officer

Index to Exhibits

Exhibit	Description

99.1	Press Release dated February 18, 2005

EXHIBIT 99.1

Contact:

Frank Khulusi, Chairman, President and CEO

Ted Sanders, CFO

PC Mall, Inc.

(310) 354-5600

or

Budd Zuckerman, (303) 415-0200

Genesis Select.

PC MALL REPORTS RECORD QUARTERLY SALES OF $325 MILLION UP 12 PERCENT FROM Q4 2003.

ANNUAL SALES PASS THE $1 BILLION MARK.

Highlights:

  Record quarterly sales of $325.4 million which represents 12 percent growth from Q4 2003.
  Record annual sales of $1.157 billion, reaching and passing the $1 billion mark.
  eCOST.com sales for the quarter increased 59 percent from Q4 2003 to $58.3 million.
  Consolidated GAAP earnings per share for the quarter were $0.00 (includes $0.10 per share of Sarbanes-Oxley consulting charges, non-cash stock-based compensation and software write-off) compared with Q4 2003 EPS of $0.09 diluted earnings per share.
  Core business (excludes eCOST.com and Onsale.com) pro forma diluted earnings per share were $0.14 (excluding special charges) compared with Q4 2003 core business pro forma EPS of $0.11.
  Corporate sales for the quarter increased 13 percent from Q4 2003.
  Corporate and public sector account manager sales-force increased 12 percent from Q4 2003.

Torrance, California -- February 18, 2004 -- PC Mall, Inc. (NASDAQ:MALL - news) today reported record fourth quarter sales of $325.4 million, up 12 percent from Q4 2003 sales of $289.9 million. Consolidated results in the quarter were breakeven versus diluted earnings per share of $0.09 in Q4 2003.  On a non-GAAP basis, pro forma consolidated diluted earnings per share for Q4 2004 were $0.10, which excludes $0.10 per share of Sarbanes-Oxley consulting charges, non-cash stock-based compensation expense and software write-offs, net of tax ("special charges"). This compares with pro forma earnings per share for Q4 2003 of $0.10 which excludes non-cash stock-based compensation expense of $0.01 per share.

Core business segment (excluding eCOST.com and Onsale.com) sales for the quarter were $266.4 million, up five percent from $253.4 million for the same period last year. Core business earnings for Q4 2004 were $0.04 per share compared with Q4 2003 earnings of $0.10 per share. On a non-GAAP basis core business pro forma earnings for Q4 2004 which excludes special charges were $0.14 per share. This compares with non-GAAP core business pro forma earnings for Q4 2003 of $0.11 per share.  Reconciliations between consolidated net income on a GAAP basis and pro forma net income excluding special charges and between core business GAAP net income and pro forma net income excluding special charges are provided in tables immediately following the Consolidated Statement of Operations.

Frank Khulusi, Chairman, President and CEO of PC Mall, Inc. said, "We achieved record quarterly sales and crossed the $1 billion annual sales mark for the first time in Company history. During the quarter, we continued to experience growth in our core business commercial sales, an area of strategic emphasis, largely due to our Canadian call center which serves the U.S. market. Our eCOST.com subsidiary also experienced continued growth as it continued to improve the efficiency of its advertising and promotional activities. We are proud of our record quarterly sales and growth rate and believe that these factors further our position with our vendors and commercial customers as one of the leading companies in our industry."

Khulusi continued, "While we continued to impact our short term results by investing in building our sales-force, we were able to expand our core business operating margin on a pro forma non-GAAP basis for the quarter to 1.4 percent of sales, up 40 basis points from 1.0 percent of sales in Q4 2003.  We expect to continue to expand our Canadian sales force during 2005 within the remaining vacant space of the existing call center at a cost to short-term results."

Consolidated Q4 2004 sales increased 12 percent from Q4 2003 to $325.4 million from $289.9 million.  Corporate sales for the quarter grew 13 percent and eCOST.com's sales grew 59 percent.  Growth in these areas of strategic focus was partially offset by year-over-year declines in Q4 consumer sales of six percent and government sales of seven percent. The decline in government sales resulted from an unrepeated unusually large $3 million order received in Q4 2003 and increased sales of software licenses which are recorded on a net basis.

Consolidated gross profit for Q4 2004 rose 16 percent, or $5.5 million, from Q4 2003.   The increase in gross profit resulted from an increase in sales and a 39 basis point increase in gross margin. Gross profit margins as a percentage of sales increased to 12.5 percent from 12.1 percent in Q4 2003 and 12.3 percent in Q3 2004. The increase in Q4 2004 gross profit margin from Q4 2003 is primarily the result of increased vendor consideration received by the Company as a percentage of net sales. Core business gross profit increased 51 basis points of sales to 13.0 percent of sales from 12.4 percent of sales in Q4 2003 due to pricing initiatives as well as additional vendor consideration received during the quarter.  eCOST.com also increased its margin by 65 basis points of sales to 10.3 percent of sales for Q4 2004 from 9.7 percent of sales for Q4 2003. eCOST.com's improved margin reflects higher vendor consideration, partially offset by promotional offers.   The Company's gross profit percentage will vary from quarter to quarter depending on the continuation of key vendor support programs as well as product mix, pricing strategies and other factors.

Consolidated selling, general and administrative expenses ("SG&A") as a percentage of sales for Q4 2004 increased to 10.2 percent of sales from 9.1 percent of sales in Q4 2003 primarily due to the special charges, which totaled 0.7 percent of sales.

Advertising expenses increased by $0.4 million to $6.9 million in Q4 2004, primarily due to a $1.0 million increase in advertising by eCOST.com.  Advertising spending by the core business declined by $0.7 million, substantially offsetting eCOST.com's spending increase. The core business advertising savings in Q4 2004 were partially redeployed to fund the expansion of the corporate and public sector sales-force.

Corporate and public sector account manager headcount included in SG&A at the end of Q4 2004 amounted to 649 employees, up 71 managers from Q4 2003 but down 37 account managers from Q3 2004.  Average tenure for a corporate and public sector account manager at the end of Q4 2004 was 22 months with 10 percent of the corporate and public sector workforce in training, 54 percent with less than one year experience and 71 percent with less than two years experience. Total account managers including those focusing on corporate, public sector and consumer customers numbered 818 at the end of Q4 2004, up 72 managers from Q4 2003 but down 3 managers from Q3 2004.

Khulusi stated, "Our focus for 2005 will be weighted towards initiatives designed to enhance the productivity of the sales-force we have added during the past two years. These initiatives include: an advanced training program for our existing sales-force focusing on enterprise products; compensation programs emphasizing achieving tenure milestones; and additional technology tools intended to enhance productivity."

eCOST.com's Q4 2004 sales increased 59 percent over the same period last year to $58.3 million from $36.6 million in Q4 2003. Twelve month active customers at the end of Q4 2004 rose 77 percent over Q4 2003, and new customers acquired during the quarter increased 73 percent over the same period last year. During the quarter, eCOST.com launched three new product categories and a new membership program to enhance repeat purchases and customer loyalty. In connection with our proposed distribution of eCOST.com's common stock to our stockholders, we currently expect the distribution to occur early in Q2 2005.

Cash and cash equivalents at the end of the quarter were $22.5 million.  Accounts receivable at December 31, 2004 rose by $23.0 million from December 31, 2003, reflecting increased sales on account to corporate and government customers during the period.  Inventories of $80.7 million at December 31, 2004 was essentially unchanged from December 31, 2003, increasing only $0.1 million.  Accounts payable declined $14.0 million from December 31, 2003, as the Company took advantage of increased vendor early pay discounts.  Borrowings under PC Mall's line of credit increased by $22.8 million at the end of the year from December 31, 2003.  However, working capital rose $25.6 million to $53.8 million at December 31, 2004 from $28.2 million at December 31, 2003.

Non-GAAP Measures

As described below, the pro forma results contained herein for the consolidated business and the core business, which are a supplement to financial results based on generally accepted accounting principles, exclude Sarbanes-Oxley consulting charges, non-cash stock-based compensation charges and other non-recurring charges.  The Company believes that the presentation of results excluding these items provides meaningful supplemental information to both management and investors that is indicative of the Company's consolidated and core business operating results across reporting periods. The Company includes a full income statement reconciliation of these non-GAAP measures to provide a more complete view of their effect on results.

*          *          *

Conference Call

Management will be holding a conference call on Friday, February 18, 2005 at 9:00 a.m. Eastern time (6:00 a.m. PST) to discuss fourth quarter results. To listen to PC Mall's management discussion of the fourth quarter results live, access the PC Mall website, www.pcmall.com, and click on the Investor Relations section.

A conference call replay will be available immediately following the call until March 11, 2005 and can be accessed by calling:  (888) 286-8010 and inputting pass code 95248644.

About PC Mall

PC Mall, Inc. together with its subsidiaries (the Company), is a rapid response supplier of technology solutions for business, government and educational institutions as well as consumers.  More than 100,000 different products from companies such as Apple, HP, IBM,  and Microsoft are marketed to business customers using relationship based selling, direct marketing, catalogs and the Internet (http://www.pcmall.com, http://www.macmall.com, http://www.pcmallgov.com).  Customer orders are rapidly filled by the Company's distribution center strategically located near FedEx's main hub or by PC Mall's extensive network of distributors, one of the largest networks in the industry.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements include the statements regarding the Company's expectations, hopes or intentions regarding the future, including but not limited to statements regarding cash position, expense reductions, leverage, sales growth, market share and customer acquisition, gross profit, corporate and public sector sales initiatives, the effect of the Company's reinvestment in its sales force, the prospects for the Company's OnSale.com and eCOST.com subsidiaries; to the timing of the proposed distribution of eCOST.com's common stock to our stockholders; growth of the professional and engineering services business, enterprise market, seasonality, and operating results for the fourth quarter and 2004 fiscal year.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  Among the factors that could cause actual results to differ materially are the following:  uncertainties relating to the relationship of increases in account managers and productivity; decreases in revenue related to corporate and public sector sales; increased competition and pricing pressures; availability of third party suppliers at reasonable prices; increased expenses, increased costs from online initiatives; risks due to shifts in market demand or price erosion of owned inventory, inability to convert back orders to completed sales, and the exchange rate between the U.S. and the  Canadian dollar; inability to maintain adequate internal controls to produce reliable financial statements; and inability of eCOST.com to successfully develop operational and administrative infrastructure to support their separation from PC Mall.  Additional factors that could cause actual results to differ are discussed under the heading "Certain Factors Affecting Future Results" and in other sections of the Company's Form 10-K for the 2003 fiscal year, on file with the Securities and Exchange Commission, and in its other periodic reports filed from time to time with the Commission.  Additional risk factors relating to eCOST.com's business are discussed in eCOST.com's registration statement on Form S-1 (No. 333-115199), filed with the Securities and Exchange Commission, and in its other periodic reports filed from time to time with the Commission.  All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

#  #  #

-Financial Tables Follow-

PC MALL, INC.

 CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited, in thousands except per share data)

                                                                                           For the three months ended                      For the year ended

                                                                                                        December 31,                                    December 31,

                                                                                               2004                      2003                      2004                      2003

Net sales                                                                        $     325,352            $     289,932            $  1,157,253            $     975,586

Cost of goods sold                                                                284,807                   254,930                1,011,787                   848,791

Gross profit                                                                            40,545                     35,002                   145,466                   126,795

Selling, general and administrative expenses:

   Selling, general and administrative expenses                      30,916                     26,189                   112,050                     97,173

   Non-cash stock-based compensation expense                       450                          145                         1,921                          294

   eCOST.com non-recurring charges                                              -                               -                          653                               -

  Software write-off                                                                    560                               -                          560                               -

   Sarbanes-Oxley implementation                                          1,201                               -                       1,678                               -

Total selling, general and administrative expenses                33,127                     26,334                   116,862                     97,467

Advertising expense                                                                 6,916                       6,554                     25,279                     23,305

Income from operations                                                              502                       2,114                       3,325                       6,023

Interest expense, net                                                                     619                          494                       1,977                       1,325

Income (loss) before income taxes                                             (117)                      1,620                       1,348                       4,698

Income tax provision  (benefit)                                                    (15)                         515                          567                       1,655

Income (loss) before minority interest                                       (102)                      1,105                          781                       3,043

Minority interest                                                                           60                               -                          232                               -

Net income                                                                     $             (42)           $         1,105            $         1,013            $         3,043

Earnings (loss) per share

        Basic                                                                       $         (0.00)           $           0.10            $           0.09            $           0.29

        Diluted                                                                    $         (0.00)           $           0.09            $           0.08            $           0.26

Shares used in computing per share

(in thousands)

        Basic                                                                               11,375                     10,833                     11,119                     10,651

        Diliuted                                                                           11,375                     11,978                     12,144                     11,636

                PC MALL, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON NET INCOME

(unaudited, in thousands except per share data)

                                                                                                 For the three months ended                     For the three months ended

                                                                                                        December 31, 2004                                    December 31, 2003

                                                                                                            Non-GAAP                                                        Non-GAAP

                                                                                     2004              Pro Forma    Non-GAAP         2003              Pro Forma        Non-GAAP

                                                                               As Reported     Adjustments   Pro Forma   As Reported     Adjustments       Pro Forma

Net sales                                                              $     325,352      $                 -     $     325,352     $     289,932     $                 -     $     289,932

Cost of goods sold                                                      284,807                         -            284,807            254,930                        -            254,930

Gross profit                                                                  40,545                         -              40,545              35,002                        -              35,002

Selling, general and administrative

  expenses:

   Selling, general and administrative

     expenses                                                                  30,916                         -              30,916               26,189                        -              26,189

   Non-cash stock-based compensation                              450                  (450)(b)                  -                    145                  (145)(b)                  -

   eCOST.com non-recurring charges                                    -                        -                        -                        -                        -                          -

   Software write-off                                                         560                  (560)(c)                  -                        -                       -                          -

   Sarbanes-Oxley implementation                              1,201                (1,201)(a)                  -                        -                        -                         -

Total selling, general and administrative

  expenses                                                                    33,127                (2,211)             30,916               26,334                  (145)             26,189

Advertising expense                                                      6,916                         -                6,916                6,554                        -                  6,554

Income from operations                                                  502                 2,211                 2,713                 2,114                    145                2,259

Interest expense, net                                                        619                         -                   619                   494                        -                     494

Income (loss) before income taxes                                 (117)               2,211                 2,094                 1,620                    145                 1,765

Income tax provision                                                        (15)                  929                   914                   515                        55                   570

Income (loss) before minority interest                            (102)               1,282                 1,180                 1,105                      90                1,195

Minority interest                                                                  60                   (14)                    46                        -                        -                          -

Net income (loss)                                                  $           (42)     $         1,268     $         1,226     $         1,105     $              90       $         1,195

Earnings (loss) per share

        Basic                                                               $        (0.00)      $         0.11       $          0.11       $          0.10       $         0.01        $          0.11

        Diluted                                                            $        (0.00)      $         0.10       $          0.10       $          0.09       $         0.01        $          0.10

Shares used in computing per share

(in thousands)

        Basic                                                                       11,375               11,375              11,375               10,833               10,833                10,833

        Diluted                                                                    11,375               12,307              12,307               11,978                11,978               11,978

(a)     Consulting fees associated with internal controls assessment pursuant to Sarbanes-Oxley rule 404.

(b)     Non-cash stock-based compensation expense for eCOST.com options recognized as a result of the initial public offering, as well as non-cash stock-based compensation expenses associated with the issuance of a warrant to a public relations firm.

(c)     Write-off of capitalized CRM application software due to replacement software.

                PC MALL, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON NET INCOME

(unaudited, in thousands except per share data)

                                                                                                                   For the year ended                                     For the year ended

                                                                                                                  December 31, 2004                                    December 31, 2003

                                                                                                                      Non-GAAP                                                        Non-GAAP

                                                                                               2004              Pro Forma    Non-GAAP         2003              Pro Forma        Non-GAAP

                                                                                         As Reported     Adjustments   Pro Forma   As Reported     Adjustments       Pro Forma

Net sales                                                                          $  1,157,253      $                 -     $  1,157,253     $     975,586     $                 -     $     975,586

Cost of goods sold                                                              1,011,787                         -         1,011,787            848,791                        -             848,791

Gross profit                                                                           145,466                         -            145,466            126,795                        -            126,795

Selling, general and administrative expenses:

   Selling, general and administrative expenses                    112,050                                -     112,050               97,173                        -              97,173

   Non-cash stock-based compensation                                 1,921               (1,921)(c)                  -                    294                  (294)(c)                  -

   eCOST.com non-recurring charges                                       653                  (653)(a)                  -                        -                        -                        -

   Software write-off                                                                 560                  (560)(d)                  -                        -                        -                        -

   Sarbanes-Oxley implementation                                        1,678                (1,678)(b)                  -                        -                        -                        -

Total selling, general and administrative expenses             116,862               (4,812)           112,050               97,467                  (294)            97,173

Advertising expense                                                              25,279                         -              25,279              23,305                        -              23,305

Income from operations                                                          3,325                 4,812                8,137                 6,023                   294                6,317

Interest expense, net                                                              1,977                         -                1,977                1,325                        -                 1,325

Income before income taxes                                                    1,348                4,812                 6,160                4,698                    294                4,992

Income tax provision                                                                 567                 2,021                2,588                 1,655                   112                 1,767

Income before minority interest                                               781                 2,791                 3,572                3,043                    182                3,225

Minority interest                                                                        232                   (173)                    59                        -                        -                        -

Net income                                                                   $         1,013      $         2,618     $         3,631     $         3,043       $            182      $         3,225

Earnings per share

        Basic                                                                      $           0.09      $         0.24       $          0.33       $          0.29       $         0.02        $          0.30

        Diluted                                                                   $           0.08      $         0.22       $          0.30       $          0.26       $         0.02        $          0.28

Shares used in computing per share

(in thousands)

        Basic                                                                               11,119               11,119              11,119               10,651              10,651              10,651

        Diluted                                                                            12,144               12,144              12,144              11,636               11,636              11,636

(a)     Other non-recurring charges associated with eCOST.com.

(b)     Consulting fees associated with internal controls assessment pursuant to Sarbanes-Oxley rule 404.

(c)     Non-cash stock-based compensation expense for eCOST.com options recognized as a result of the initial public offering, as well as non-cash stock-based compensation expenses associated with the issuance of a warrant to a public relations firm.

(d)     Write-off of capitalized CRM application software due to replacement software.

PC MALL, INC.

CORE BUSINESS STATEMENT OF OPERATIONS

(unaudited, in thousands except per share data)

                                                                                                       For the three months ended                      For the year ended

                                                                                                                    December 31,                                    December 31,

                                                                                                           2004                      2003                      2004                      2003

Net sales                                                                                  $     266,411            $     253,366            $     977,626            $     865,530

Cost of goods sold                                                                         231,904                   221,854                   851,426                   750,817

Gross profit                                                                                     34,507                     31,512                   126,200                   114,713

Selling, general and administrative expenses:

   Selling, general and administrative expenses                               26,058                     23,435                     97,607                     88,009

   Non-cash stock-based compensation expense                                 325                          145                          509                          294

   eCOST.com non-recurring charges                                                      -                               -                               -                               -

  Software write-off                                                                             560                               -                          560                               -

   Sarbanes-Oxley implementation                                                    1,201                               -                       1,577                               -

Total selling, general and administrative expenses                         28,144                     23,580                   100,253                     88,303

Advertising expense                                                                          4,788                       5,498                     18,849                     20,047

Income from operations                                                                     1,575                       2,434                       7,098                       6,363

Interest expense, net                                                                             680                          494                       2,043                       1,325

Income before income taxes                                                                 895                       1,940                       5,055                       5,038

Income tax provision                                                                             375                          683                       2,123                       1,774

Income before minority interest                                                           520                       1,257                       2,932                       3,264

Minority interest                                                                                         -                               -                               -                             -

Net income                                                                               $            520            $         1,257             $         2,932          $          3,264

Earnings per share

        Basic                                                                                  $            0.05           $           0.12            $           0.26            $           0.31

        Diluted                                                                               $            0.04           $           0.10            $           0.24            $           0.28

Shares used in computing per share

(in thousands)

        Basic                                                                                           11,375                     10,833                      11,119                      10,651

        Diluted                                                                                        12,307                     11,978                      12,144                      11,636

                PC MALL, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON CORE BUSINESS NET INCOME

(unaudited, in thousands except per share data)

                                                                                                           For the three months ended                     For the three months ended

                                                                                                                  December 31, 2004                                    December 31, 2003

                                                                                                                      Non-GAAP                                                        Non-GAAP

                                                                                               2004              Pro Forma    Non-GAAP         2003              Pro Forma        Non-GAAP

                                                                                         As Reported     Adjustments   Pro Forma   As Reported     Adjustments       Pro Forma

Net sales                                                                        $     266,411      $                 -     $     266,411     $     253,366     $                 -     $     253,366

Cost of goods sold                                                                 231,904                         -            231,904            221,854                        -            221,854

Gross profit                                                                            34,507                         -              34,507              31,512                        -              31,512

Selling, general and administrative expenses:

   Selling, general and administrative expenses                        26,058                        -              26,058               23,435                        -              23,435

   Non-cash stock-based compensation                                        325                  (325)(a)                  -                    145                  (145)(a)                  -

   eCOST.com non-recurring charges                                            -                        -                        -                        -                        -                           -

   Software write-off                                                                   560                  (560)(c)                  -                        -                        -                       -

   Sarbanes-Oxley implementation                                           1,201                (1,201)(b)                  -                        -                        -                       -

Total selling, general and administrative expenses              28,144               (2,086)             26,058               23,580                  (145)             23,435

Advertising expense                                                               4,788                                          4,788                5,498                        -                5,498

Income from operations                                                         1,575                 2,086                 3,661                 2,434                  145                2,579

Interest expense, net                                                                 680                                             680                   494                        -                   494

Income before income taxes                                                       895                 2,086                 2,981                 1,940                145                 2,085

Income tax provision                                                                 375                    876                1,251                   683                    51                    734

Income before minority interest                                                 520                 1,210                 1,730                 1,257                   94                1,351

Minority interest                                                                             -                         -                        -                        -                        -                     -

Net income                                                                    $            520      $         1,210     $         1,730     $         1,257     $              94     $        1,351

Earnings per share

        Basic                                                                      $           0.05      $         0.11       $          0.15       $          0.12       $         0.01        $          0.12

        Diluted                                                                   $           0.04      $         0.10       $          0.14       $          0.10       $         0.01        $          0.11

Shares used in computing per share

(in thousands)

        Basic                                                                               11,375               11,375              11,375              10,833              10,833              10,833

        Diluted                                                                            12,307               12,307              12,307              11,978               11,978              11,978

(a)  Non-cash stock-based compensation expense for warrants issued to a public relations firm.

(b)     Consulting fees associated with internal controls assessment pursuant to Sarbanes-Oxley rule 404.

(c)     Write-off of capitalized CRM application software due to replacement software.

                PC MALL, INC.

IMPACT OF NON-GAAP PRO FORMA ADJUSTMENTS ON CORE BUSINESS NET INCOME

(unaudited, in thousands except per share data)

                                                                                                                   For the year ended                                     For the year ended

                                                                                                                  December 31, 2004                                    December 31, 2003

                                                                                                                      Non-GAAP                                                        Non-GAAP

                                                                                               2004              Pro Forma    Non-GAAP         2003              Pro Forma        Non-GAAP

                                                                                         As Reported     Adjustments   Pro Forma   As Reported     Adjustments       Pro Forma

Net sales                                                                        $     977,626      $                 -     $     977,626     $     865,530     $                 -     $     865,530

Cost of goods sold                                                                851,426                         -            851,426            750,817                        -            750,817

Gross profit                                                                          126,200                         -            126,200            114,713                        -            114,713

Selling, general and administrative expenses:

   Selling, general and administrative expenses                      97,607                        -              97,607               88,009                        -              88,009

   Non-cash stock-based compensation                                   509                  (509)(a)                  -                    294                  (294)(a)                  -

   eCOST.com non-recurring charges                                           -                        -                        -                        -                        -                        -

   Software write-off                                                                560                  (560)(c)                  -                        -                        -                        -

   Sarbanes-Oxley implementation                                        1,577                (1,577)(b)                  -                        -                        -                        -

Total selling, general and administrative expenses            100,253               (2,646)             97,607               88,303                  (294)             88,009

Advertising expense                                                            18,849                         -              18,849              20,047                        -              20,047

Income from operations                                                         7,098                 2,646                 9,744               6,363                    294                6,657

Interest expense, net                                                              2,043                         -                2,043                1,325                        -                1,325

Income before income taxes                                                   5,055                 2,646                 7,701               5,038                  294                 5,332

Income tax provision                                                              2,123                 1,111                3,234                1,774                  104                 1,878

Income before minority interest                                            2,932                 1,535                 4,467               3,264                  190                  3,454

Minority interest                                                                           -                         -                        -                        -                        -                        -

Net income                                                                    $       2,932      $         1,535     $         4,467     $         3,264     $             190     $          3,454

Earnings per share

        Basic                                                                      $           0.26      $         0.14       $          0.40       $          0.31       $         0.02        $          0.32

        Diluted                                                                   $           0.24      $         0.13       $          0.37       $          0.28       $         0.02        $          0.30

Shares used in computing per share

(in thousands)

        Basic                                                                               11,119               11,119              11,119              10,651               10,651              10,651

        Diluted                                                                            12,144               12,144              12,144              11,636               11,636              11,636

(a)  Non-cash stock-based compensation expense for warrants issued to a public relations firm.

(b) Consulting fees associated with internal controls assessment pursuant to Sarbanes-Oxley rule 404.

(c) Write-off of capitalized CRM application software due to replacement software.

PC MALL, INC.

CONSOLIDATED BALANCE SHEET

(in thousands, except share data)

                                                                                                                              December 31, 2004

                                                                                                                                      (unaudited)                        December 31, 2003

Assets

Current assets:

Cash and cash equivalents                                                                                  $        22,465                                $         7,819

Accounts receivable, net of allowance for doubtful accounts                                      94,432                                         71,401

Inventories                                                                                                                    80,651                                         80,542

Prepaid expenses and other current assets                                                                    6,489                                           3,909

Deferred income taxes                                                                                                    4,087                                           3,578

        Total current assets                                                                                            208,124                                       167,249

Property and equipment, net                                                                                         9,393                                         10,438

Goodwill, net                                                                                                                  1,405                                              861

Deferred income taxes                                                                                                  12,162                                           9,269

Other assets                                                                                                                   1,210                                           1,353

        Total assets                                                                                                    $   232,294                                $     189,170

Liabilities and Stockholders' Equity

Current  liabilities:

Accounts payable                                                                                                 $     69,902                                $       83,856

Accrued expenses and other current liabilities                                                             22,631                                         16,621

Deferred revenue                                                                                                          12,276                                         11,348

Line of credit                                                                                                                49,027                                         26,202

Notes payable - current portion                                                                                       500                                           1,000

        Total current liabilities                                                                                       154,336                                       139,027

Notes payable                                                                                                                 2,750                                              250

        Total liabilities                                                                                                     157,086                                       139,277

Minority interest                                                                                                             4,297                                                    -

Stockholders' equity:

Preferred stock, $.001 par value; 5,000,000 shares

    authorized; none issued and outstanding                                                                      -                                                   -

Common stock, $.001 par value; 30,000,000 shares

     authorized 11,851,115  and 11,165,399

     shares issued and 11,556,915 and 10,871,199

     outstanding, respectively                                                                                                12                                                  11

Additional paid-in capital                                                                                             99,172                                           78,032

Deferred stock-based compensation                                                                              (1,333)                                                   -

Treasury stock, at cost: 294,200 shares                                                                         (1,015)                                         (1,015)

Translation adjustment                                                                                                       198                                                    1

Retained earnings (accumulated deficit)                                                                     (26,123)                                        (27,136)

        Total stockholders' equity                                                                                      70,911                                            49,893

                                                                                                                                 $   232,294                                    $    189,170